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                         Supplement Dated June 15, 2004
                         To Prospectus Dated May 1, 2004

                        Hilliard Lyons Growth Fund, Inc.

The following information replaces the fifth paragraph under the heading
"Management of the Fund" found on page 8 of the Prospectus.

     Information about the member of the Hilliard Lyons' investment management team that manages the Fund is as follows:

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
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Investment Professional              Experience
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
Ted B. Bates, Jr.                    Mr. Bates is Vice President of Hilliard Lyons and
                                     Hilliard Lyons Asset Management. He graduated
                                     from Vanderbilt University with a B.S. degree in
                                     Business Administration. He received his M.B.A.
                                     from the Kellogg School at Northwestern University
                                     with majors in Finance and Marketing. Mr. Bates
                                     spent thirteen years with Morgan Stanley & Co. as
                                     Vice President in the Institutional Investments
                                     Division. He joined Hilliard Lyons in 1998.
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

This Supplement and the Prospectus dated May 1, 2004 contain information that you should know before investing in the Fund and should be retained for future reference.